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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                  __________

        Date of Report (Date of earliest event reported):  May 25, 1999


                        CARDIOTECH INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


                                   000-28034
                                  (Commission
                                 File Number)


            Massachusetts                               04-3186647
           ----------------                         -------------------
           (State or other                            (IRS Employer
           jurisdiction of                          Identification No.)
           incorporation)


                              78-E Olympia Avenue
                               Woburn, MA 01801
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (781) 933-4772


                                      N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On May 25, 1999, the Registrant publicly disseminated a press release announcing that the Registrant has entered into a definitive business combination agreement with Tyndale Plains-Hunter, Ltd., a New Jersey corporation. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.


(c)  Exhibits.

     99.1     The Registrant's Press Release dated May 25, 1999.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 1, 1999          CARDIOTECH INTERNATIONAL, INC.



                              By: /s/ Michael Szycher
                                  ------------------------
                                  Michael Szycher, Ph.D.
                                  Chief Executive Officer

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